Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Property and equipment, net
6.	Property and equipment, net

Property and equipment, net consisted of the following:

	2022	2021
	In thousands of USD
Buildings	$14,995	$16,201
Furniture and equipment	983	977
Motor vehicles	14	16
Office improvements	895	977
Subtotal	16,887	18,171
Less: accumulated depreciation	(3,589)	(3,234)
Property and equipment, net	$13,298	$14,937

Depreciation expenses recognized in general and administrative expenses for the years ended December 31, 2022, 2021 and 2020 amounted to approximately $0.65 million, $0.66 million and $0.81 million, respectively.

The Company has no pledged property and equipment as of December 31, 2022 and 2021.

The Company did not recognize any impairment loss on property and equipment for the years ended December 31, 2022, 2021 and 2020.